SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     June 26, 1997
                                                     ---------------------------


                    Sunrise Technologies International, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                          1-10428                       77-0148208
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(State of or other                  (Commission                   (IRS Employer
jurisdiction of                     File Number)                  Identification
incorporation)                                                    Number)


47265 Fremont Boulevard, Fremont, California                           94538
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(Address of principal executive offices)                            (Zip Code


Registrant's telephone number, including area code       (510) 623-9001
                                                  ------------------------------



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(Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On June 26, 1997, the Registrant  issued the press release  attached as
Exhibit 99.1 announcing that it had completed the sale of its assets related to its dental operations and that, effective with the closing of the sale of the dental business, Mr. David W. Light, the Chairman of the Board and Chief Executive Officer of the Company, announced his resignation effective on such date. The information contained in this press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release of Registrant dated June 26, 1997.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                                        (Registrant)



DATE:  August 6, 1997                   By:     /s/ Clara R. Munley
                                                -------------------

                                        Name:     Clara R. Munley
                                        Title:    Vice President, Finance and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX


   Exhibit Number                                          Item

       99.1                                           Press Release